UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 14, 2006

COBRA ELECTRONICS CORPORATION

(Exact Name of Registrant as Specified in Charter)

Delaware	0-511	36-2479991
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6500 West Cortland Street, Chicago, Illinois	60707
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (773) 889-8870

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On October 14, 2006, Cobra Electronics UK Limited (“Cobra UK”), a company incorporated in England and Wales and a wholly owned subsidiary of Cobra Electronics Corporation (the “Company”), entered into the Share Purchase Deed among Cobra UK, Performance Products Limited, a company incorporated in England and Wales (“Performance Products”), and the shareholders of Performance Products (the “Acquisition Agreement”). Pursuant to the Acquisition Agreement, the purchase price for the issued share capital of Performance Products consists of £11.5 million in cash as well as payment of additional cash consideration of up to £3.5 million payable upon achievement of certain performance targets by Performance Products for the year ended March 31, 2007 and up to £5.0 million payable upon achievement of certain performance targets by Performance Products for the fourteen month period ended May 31, 2008. In addition, Cobra UK will pay additional cash consideration if Performance Products exceeds certain established performance targets. The Acquisition Agreement is filed as Exhibit 2.1 and incorporated herein by reference.

The press release of the Company relating to the transaction is attached hereto as Exhibit 99.1 and incorporated herein by reference. In the press release, the Company discloses adjusted operating income of Performance Products for the year ended March 31, 2006, which is considered a “non-GAAP financial measure” under Securities and Exchange Commission rules. The press release contains a reconciliation of adjusted operating income to the operating income of Performance Products for the year ended March 31, 2006. Management believes that the presentation of this measure, as adjusted, is useful to investors because it provides a means of evaluating Performance Products’ operating performance that is not otherwise apparent without such adjustment for events that will be non-recurring.

Item 9.01. Exhibits.

(d) The following is a list of the exhibits filed herewith.

Exhibit No.	Description of Exhibit
2-1	Share Purchase Deed dated as of October 14, 2006 among Cobra Electronics UK Limited, Performance Products Limited and the shareholders of Performance Products Limited

99-1	Press release dated October 16, 2006 issued by Cobra Electronics Corporation

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COBRA ELECTRONICS CORPORATION

By:	/s/ Michael Smith
Name:	Michael Smith
Title:	Senior Vice President and
Chief Financial Officer

Date: October 19, 2006

EXHIBIT INDEX

The following is a list of the exhibits filed herewith.

Exhibit No.	Description of Exhibit
2-1	Share Purchase Deed dated as of October 14, 2006 among Cobra Electronics UK Limited, Performance Products Limited and the shareholders of Performance Products Limited

99-1	Press release dated October 16, 2006 issued by Cobra Electronics Corporation